                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 28, 2005
                                                           -------------

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
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                 (Exact name of registrant specified in Charter)


           Delaware                  333-121605                  13-3416059
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       (State or other              (Commission                (IRS Employer
       jurisdiction of              File Number)             Identification No.)
        incorporation)


                  250 Vesey Street
         4 World Financial Center 28th Floor                 10080
                  New York, New York
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       (Address of principal executive offices)            (Zip Code)


           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357


                                    No Change
--------------------------------------------------------------------------------
         (Former name and former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.01. Acquisition or Disposition of Assets: General.

         On June 28, 2005, Merrill Lynch Mortgage Investors, Inc. issued its Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset-Backed Certificates, Series 2005-SL2, such series representing interests in a pool of fixed rate conventional one- to four-family mortgage loans secured by second liens.

         The Certificates consist of the following classes: Class A-1A, Class A-1B, Class M-1, Class M-2, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 Class C, Class P and Class R.

         This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated January 19, 2005, as supplemented by the Prospectus Supplement, dated June 24, 2005, as supplemented by the Supplement dated June 28, 2005 and the Supplement dated July 5, 2005 (collectively, the "Prospectus"), to file a copy of the Pooling and Servicing Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates were issued pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1, dated as of June 1, 2005, among Merrill Lynch Mortgage Investors, Inc., as depositor, Wells Fargo Bank, N.A., as master servicer and as securities administrator, Wilshire Credit Corporation, as servicer, PHH Mortgage Corporation, as servicer and Deutsche Bank National Trust Company. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of a pool of certain fixed rate, conventional, second lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $472,638,618.53 as of June 1, 2005. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

ITEM 9.01. Financial Statements and Exhibits

         (a)   Not applicable

         (b)   Not applicable

         (c)   Exhibits:

Item 601(a)
of Regulation S-K
Exhibit No.                   Description
-----------------             --------------------------------------------------
4.1                           Pooling and Servicing Agreement among Merrill
                              Lynch Mortgage Investors, Inc., as depositor,
                              Wells Fargo Bank, N.A., as master servicer and as
                              securities administrator, Wilshire Credit
                              Corporation, as servicer, PHH Mortgage
                              Corporation, as servicer and Deutsche Bank
                              National Trust Company as trustee, dated as of
                              June 1, 2005, for Merrill Lynch Mortgage Investors
                              Trust, Mortgage Loan Asset-Backed Certificates,
                              Series 2005-SL2.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MERRILL LYNCH MORTGAGE INVESTORS,
                                          INC.

Date: July 13, 2005


                                          By: /s/ Matthew Whalen
                                              ----------------------------------
                                          Name:  Matthew Whalen
                                          Title:    President

                                INDEX TO EXHIBITS

Exhibit No.                   Description
-----------                   --------------------------------------------------
4.1                           Pooling and Servicing Agreement among Merrill
                              Lynch Mortgage Investors, Inc., as depositor,
                              Wells Fargo Bank, N.A., as master servicer and as
                              securities administrator, Wilshire Credit
                              Corporation, as servicer, PHH Mortgage
                              Corporation, as servicer and Deutsche Bank
                              National Trust Company as trustee, dated as of
                              June 1, 2005, for Merrill Lynch Mortgage Investors
                              Trust, Mortgage Loan Asset-Backed Certificates,
                              Series 2005-SL2.